EXHIBIT 10.1(y)

Eyecity.com, Inc., 79 Express Street, Plainview, NY 11803
Phone:  516-822-5000  Fax: 516-822-5520

                                                             As of April 1, 2000

James J. Armenakis
65 Bleecker Street
New York, NY  10012

      RE: AMENDMENT NO. 2 to Consultant Agreement dated March 16, 1999

Dear Jim:

The Consultant Agreement dated March 16, 1999, ("Agreement") as amended on March 18, 1999 between James J. Armenakis ("Consultant") and Eyecity.com, Inc. ("Company") is hereby amended as follows:

1.    Sections 1 and 2 are amended to read as follows:

      "1. Retention. The Company retains the Consultant as an advisor of the Company to provide on call consulting services at times mutually agreeable to Consultant and Company (the "Consulting Services") for the period (the "Consulting Period") commencing on April 1, 2000 and terminating on March 31, 2002. The Consultant accepts such engagement and agrees to provide the Consulting Services, in connection with the operation of the Company's business."

      "2. Compensation. As full and complete compensation for the Consulting Services for the Consulting Period the Company shall pay and the Consultant accepts as full and complete compensation 300,000 shares of the Company's Common Stock ("Shares") in accordance with Section 15.

2.    Section 15 is added to the Agreement:

      "15(a) Shares Issuance. Consultant covenants and agrees that the Shares of the Company's Common Stock which Consultant is acquiring pursuant to this Agreement are being acquired by Consultant, for his own account for investment only and not with a view to the distribution of all or any part thereof, as the phrases "investment only" and "distribution" have meaning under the Securities Act of 1933, as amended, (the "Act"), or for the sale in connection with any distribution, and that such Shares will not be transferred except in accordance with the registration requirements of the Act or as applicable. Consultant understand that under existing law (I) all of the Shares may be required to be held indefinitely, unless a Registration Statement is effective and current with respect to the Shares under the Act or an exemption from such registration is available, (ii) any sales of the Shares in reliance upon Rule 144 promulgated under the Act may be made only in amounts in accordance with the terms and conditions of the Rule, and (iii) in the case of securities to which that Rule is not applicable and which are not registered, compliance with Regulations promulgated under the Act or some other disclosure exemption will be required. The Shares will be authorized but unissued shares of the Common Stock, $.001 par value

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                                                                 EXHIBIT 10.1(y)

      per share, of the Company, and Consultant agrees to sign an Investment Letter for all Shares issued to him under this Agreement.

      "15(b) Consultant covenants and agrees that the certificates representing such Shares shall contain the following legend, or one similar thereto.

         "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"). NO SALE, OFFER TO SELL OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT."

3. All other terms and Conditions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the Consultant has executed this Amendment and the Company has caused this Amendment to be executed by a duly authorized officer and to become effective as of the day and year first above written.

Eyecity.com, Inc.                                  Agreed and Accepted as of the
                                                   Above date




By: /s/ Mark H. Levin                              /s/ James J. Armenakis
    ------------------------                       ----------------------------
Name:  Mark H. Levin                               James J. Armenakis
Title: President